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                                                                  Exhibit 10.10

Dated:              1st  February                                           1996
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                       IMMUNOGEN INTERNATIONAL LIMITED (1)


                                      -AND-


                             TAB LONDON LIMITED (2)

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                                   ASSIGNMENT

                     OF 14/15 NEWBURY STREET LONDON EC1A 7HU

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                                 MAXWELL BATLEY

                                   SOLICITORS

                        27 Chancery Lane London WC2A 1PA


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     THIS ASSIGNMENT is made the 1st day of February One Thousand Nine Hundred and Ninety-six BETWEEN IMMUNOGEN INTERNATIONAL LIMITED whose registered office is at Seventh Avenue Team Valley Trading Estate Gateshead Tyne & Wear NE11 OLH Company Number 1231945 (hereinafter called "the Assignor") of the one part and TAb LONDON LIMITED whose registered office is at Blaenwaun Farm Ffostrasol Llyandysul Dyfed SA44 5JT (hereinafter called "the Assignee") of the other part

WHEREAS:-

(1) By a Lease (hereinafter called "the Lease") short particulars whereof are set out in the First Schedule hereto the property described in the Second Schedule hereto (hereinafter called "the property") was demised for a term of twenty-one years from 25th December 1978 at an initial annual rent of
L.1.00 subject to review and subject to the performance and observance of the covenants on the part of the Tenant and the Surety and the conditions provisos agreements and declarations therein contained

(2) The Property is now vested in the Assignor for all the residue now unexpired on the said term free from encumbrances

(3) The Assignor has agreed with the Assignee to assign the property to the Assignee for all the residue now unexpired of the term created by the Lease and in consideration of the covenants by the Assignee contained in this assignment


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(4) The consent of the Landlord to this Assignment has been duly obtained as required by the Lease

NOW THIS DEED WITNESSETH as follows:-

1. IN consideration of the covenants by the Assignee contained in Clause 2 the Assignor as beneficial owner HEREBY ASSIGNS unto the Assignee all the property as the same is comprised in and demised by the Lease TO HOLD unto the Assignee for all the residue now unexpired of the term created by the Lease subject to the payment of the rent reserved by and the performance and observance of the covenants on the part of the Tenant and the conditions provisos agreements and declarations contained in the Lease

2. THE Assignee HEREBY COVENANTS with the Assignor with the object and intention of affording to the Assignor a full and sufficient indemnity but not further or otherwise the Assignee will duly pay all rent becoming due under the Lease and perform and observe the covenants and conditions provisos agreements and declarations therein contained and henceforth on the part of the Tenant to be performed and observed and will save harmless and keep indemnified the Assignor from and against all proceedings costs claims demands damages liabilities and expenses whatsoever in respect of any future non-payment of the said rent or breach non-observance or non-performance of the said covenants and conditions provisos agreements and declarations or any of them or in anywise relating thereto


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3. IT is agreed that the covenants which are implied by section 4(i)(b) Law of
Property (Miscellaneous Provisions) Act 1994 are excluded from this assignment

4. IT is hereby certified that the transaction hereby effected does not form part of a larger transaction or a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration exceeds L.60,000

     IN WITNESS whereof this Deed has been duly executed the day and year first before written

                      THE FIRST SCHEDULE before referred to

Date of Lease:-            23rd October 1978

Parties to Lease:-         Andrew Sturgis and Antoinette Imbert Harland (1)
                           I.L.S. Limited (2) Timothy Chard and John Landon (3)

Current Rental: -          L.40,000 per annum



                     THE SECOND SCHEDULE before referred to

ALL THAT building and premises situate and being numbered 14 and 15 Newbury Street Aldersgate in the City of London as the same is more specifically described in the Lease



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EXECUTED as a DEED under     )
COMMON SEAL of IMMUNOGEN     )
INTERNATIONAL LIMITED        )
in the presence of:-         )





                                    Director                   /s/ [ILLEGIBLE]







                                    Director/Secretary         /s/ [ILLEGIBLE]





EXECUTED by TAb LONDON       )
LIMITED as a Deed acting by  )      /s/ J. Landon
John Landon                  )
and                          )
Michael Haublon              )      /s/ Michael Haublon
                             )



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                                FIRST SCHEDULE

                             DATED 23rd OCTOBER 1978



                                 ANDREW STURGIS

                                       and

                            ANTOINETTE IMBERT HARLAND


                                     - to -


                                 I.L.S. LIMITED






                                    L E A S E


                                     - of -


                            14 and 15 Newbury Street,
                            Aldersgate in the City of
                                     London.


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THIS LEASE is made the twenty-third day of October One thousand nine hundred and seventy-eight BETWEEN ANDREW STURGIS of 1 Bedford Row London W.C.l. Solicitor and ANTOINETTE IMBERT HARLAND of 123 Putnoe Lane Bedford (hereinafter called
"the Landlords") which expression where the context so admits shall include the reversioner for the time being immediately expectant on the term hereby created of the first part I.L.S. LIMITED whose registered office is at Collingwood House 99 New Cavendish Street London WlM 7FQ (hereinafter called "the Tenant") which expression where the context so admits shall include the successors in title and assigns of the Tenant of the second part and TIMOTHY CHARD of "Little Ames" Bushey Avenue South Woodford London E.18 Professor of Reproductive Physiology and JOHN LANDON of "Mannin" Mount Park Road Harrow on the Hill in the London Borough of Harrow Professor of Clinical Pathology (hereinafter called "the Sureties") which expression shall include their Executors and Administrators of the third part.

             WITNESSETH as follows:-

1. (1) THE Landlords hereby demise unto the Tenant ALL THAT building and premises situate and being numbered 14 and 15 Newbury Street Aldersgate in the City of London together with the Landlords' fittings and fixtures on the premises except and reserved and subject to the rights of the owners of adjoining and neighbouring premises in respect of party walls and lights including in particular (and without limiting the generality hereof) the rights referred to in the documents listed in the Schedule hereto and also excepting and reserving to the Landlords


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and to any other person or persons entitled thereto the free passage and running of gas and electricity water and soil through and along the pipes wires channels drains and water courses already or hereafter to be built or placed in through over or under the said premises to and from all or any of the adjoining premises TO HOLD the same unto the Tenant for a term of twenty-one years commencing on the twenty fifth day of March One thousand nine hundred and seventy-eight paying therefor during the first two years of the term the yearly rent of One Pound (L.1.00) (if demanded) and thereafter paying yearly during the said term and so in proportion for any less time than a year the respective rents following (that is to say):-

     (a) Until the twenty-fifth day of March one thousand nine hundred and eighty-four the yearly rent of Two thousand five hundred pounds (L.2,500-00) and

     (b) From the twenty fifth day of March One thousand nine hundred and eighty-four and until the twenty-fifth day of March One thousand nine hundred and eighty-nine a yearly rent of Two thousand five hundred pounds (L.2,500-00) or such amount (whichever be the greater) as may be agreed between the Landlords and the Tenant before the first day of January One thousand nine hundred and eight-four or in the absence of such agreement as may be determined by an expert valuer such valuer to be a Fellow of the Royal Institution of Chartered



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          Surveyors and to be agreed between the Landlords and the Tenant or in default of agreement nominated by the President for the time being of that Institution on the application of the Landlords made before the twenty-fifth day of March One thousand nine hundred and eighty-four but not before the first day of January One thousand nine hundred and eighty-four and

     (c) From the twenty fifty day of March One thousand nine hundred and eighty-nine and until the twenty- fifth day of march One thousand nine hundred and ninety-four the yearly rent equal to the sum payable under Sub-Clause (b) above or such amount (whichever be the greater) as may be agreed between the Landlords and the Tenant before the first day of January One thousand nine hundred and eighty- nine or in the absence of such agreement as may be determined by an expert valuer such valuer to be a Fellow of the Royal Institution of Chartered Surveyors and to be agreed between the Landlords and the Tenant or in default of agreement nominated by the President for the time being of that Institution on the application of the Landlord made before the twenty-fifth day of March One thousand nine hundred and eighty-nine but not before the



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          first day of January One thousand nine hundred and eighty-nine

     (d) During the residue of the said term a yearly rent equal to the highest rent payable during the period from the twenty-fifth day of March One thousand nine hundred and seventy-eight to the twenty-fifth day of March One thousand nine hundred and ninety-four or such amount (whichever be the greater) as may be agreed between the Landlords and the Tenant before the first day of January One thousand nine hundred and ninety four or in the absence of such agreement as may be determined by an expert valuer such valuer to be a Fellow of the Royal Institution of Chartered Surveyors and to be agreed between the Landlords and the Tenant or in default of agreement to be nominated by the President for the time being of that Institution on the application of the Landlords made before the twenty-fifth day of March One thousand nine hundred and ninety-four but not before the first day of January One thousand nine hundred and ninety-four

     AND SO THAT in case of any such valuation the amount to be determined by the valuer shall be the amount which shall in his opinion represent a fair yearly rent for the demised premises having regard to the rental values then current for property of a similar nature in the same area let without a premium with vacant

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possession and to the provisions of this Lease (other than the rent hereby reserved) PROVIDED THAT in determining the fair yearly rent there shall be disregarded (i) the matters mentioned in paragraphs (a) (b) and (c) of Section 34 (1) of the Landlord and Tenant Act 1954 and (ii) any works of alteration or adaption of or to the demised premises or any part thereof carried out by the Tenant in connection with the initial conversion of the demised premises into laboratories with offices ancillary thereto PROVIDED FURTHER that in the case of a reference to an expert valuer the parties shall bear equally between them the fees and expenses of such valuer but shall be responsible for their own costs and so that the said respective rents shall be paid without any deduction (except such as may be authorised by statute) by equal quarterly payments in advance to be made on the usual quarter days.

     (2) The right of re-entry hereby reserved shall be exercisable by the Landlords as well in the case of non-payment of any increased rent payable under the provisions of this Clause as in the case of non-payment of the rent originally reserved by the Lease.

2. THE Tenant hereby covenants with the Landlords as follows:-

     (i)  To pay the reserved rents at the times and in the manner aforesaid

     (ii) To pay for all gas and electricity consumed on the demised premises and the standing and meter charges therefor and all other charges in respect thereof


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     (iii) To pay all existing and future rates taxes assessments duties charges and outgoings imposed or charged in respect of the demised premises or any part thereof

     (iv) To repair and keep the demised premises and every part thereof including the whole of the drains sanitary and water apparatus both interior and exterior and all additions thereto and the Landlords' fixtures thereon in good and substantial repair and condition and to forthwith replace all glass broken in the doors and windows and to yield up the demised premises with the fixtures and additions thereto but not such trade or other tenant's fixtures as shall belong to the Tenant at the determination of the said term in good and substantial repair and condition in accordance with the covenants hereinbefore contained

     (v) To paint with two coats of good oil paint in a workmanlike manner all the wood iron and other parts of the demised premises heretofore or usually painted as to the external work once in every three years of the term and as to the internal work once in every seven years and in each case the painting be done in the last year of the term as well and after every internal painting to grain varnish


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          distemper wash stop whiten and colour all such parts as have previously been so dealt with

     (vi) To permit the Landlords and their duly authorised agents surveyors and others with or without workmen at all reasonable times in the daytime to enter upon the demised premises and to view the condition thereof and upon notice being given by the Landlords to repair in accordance with the covenants on the part of the Tenant herein contained PROVIDED THAT if the Tenant shall at any time make default in the performance of any of the covenants hereinbefore contained for or relating to the repair of the demised premises it shall be lawful for the Landlords (but without prejudice to the right of re-entry under the clause hereinafter contained) to enter upon the said premises and repair the same at the expense of the Tenant in accordance with the covenants and provisions of these presents and the proper expenses of such repairs shall be repaid by the Tenant to the Landlords on demand

    (vii) To permit the Landlords and their agents at all reasonable times upon prior written notice being given to enter upon the demised premises to take inventories of the fixtures therein



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   (viii) To pay a fair proportion (to be conclusively determined by the
          Surveyor for the time being of the Landlords) of the expenses incurred in respect of making supporting repairing and cleansing all party walls fences sewers drains channels and passageways the use of which is common to the demised premises and to other premises and to pay the reasonable charges of the Surveyor in respect of the determination of such expenses as aforesaid

     (ix) To insure forthwith and keep insured the demised premises and fixtures against loss or damage by fire aircraft and tempest and other normal comprehensive risks to the full insurable value thereof such insurance to be effected in the joint names of the Landlords and the Tenant in the Norwich Union Fire Insurance Society Limited or in some insurance office or offices or with underwriters to be approved by the Landlords and to pay all premiums necessary for the above purpose within seven days after the same shall respectively have become due whenever required to produce to the Landlords or their Agents the Policy or Policies of such insurance and the receipt for the current year's premium and in the case of destruction or damage to any part of the demised premises from any cause covered by any such insurance immediately it


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          is lawful so to do to expend all monies received by virtue of such insurance in rebuilding or reinstating the same as nearly as may be possible in accordance with the then existing regulations by laws and planning schemes and to make up any deficiency out of its own monies PROVIDED ALWAYS that if the Tenant shall fail to make and maintain any such insurances as aforesaid the Landlords may from time to time at their own discretion effect and keep on foot such insurance and the Tenant will on demand repair to the Landlords all money expended by them for that purpose

     (x) Not without the written consent of the Landlords (which shall not be unreasonably withheld or delayed) to erect any other building on the demised premises nor to alter the plan height elevation or appearance of the demised premises nor to make or permit or suffer to be made any alteration or any addition to the same or cut maim or injure or permit or suffer to be cut maimed or injured any of the walls or main timbers thereof without the written consent of the Landlords PROVIDED that no such consent shall be required for any works (a) carried out by the Lessee in order to comply with its obligations under this Lease or (b) of alteration adaption or improvement of or to the


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          demised premises or any part thereof in connection with the initial conversion of the demised premises into laboratories with offices ancillary thereto in accordance with the specification dated July One thousand nine hundred and seventy-eight prepared by Messrs. John Shreeves and Partners a copy of which has been supplied to the Landlords

     (xi) Not to do or permit or suffer anything in or upon the demised premises or any part thereof which may be or become a nuisance annoyance or damage to the Landlords or the tenants or occupiers of the property in the neighbourhood

    (xii) (a)  Not to use or permit the demised premises or any part thereof to be used otherwise than as:

               (aa) laboratories either with or without ancillary uses

               (bb) light industrial or

               (cc) such other use or uses as shall be previously approved in writing by the Landlords (such approval not to be unreasonably withheld or delayed)

          (b) Not to hold or permit or suffer to be held any sale by auction on the demised premises


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   (xiii) Not to allow permit or suffer any part of the premises to be let or used for residential purposes so that a regulated tenancy under the provisions of the Rent Act 1968 or any statutory re-enactment or modification thereof is created

    (xiv) Not to place or exhibit or suffer to be placed or exhibited on any part of the exterior of the exterior walls of the demised premises on of the rails or fences thereof any placard poster signboard or other advertisement except such as shall be approved in writing by the Landlords or their Surveyor for the time being such consent not to be unreasonably withheld

     (xv) To comply with all obligations imposed by and do and execute or cause to be done or executed all such works acts deeds matters and things as under or by virtue of any Act or Acts of Parliament for the time being in force and Bye-laws rules and regulations thereunder are or shall be properly directed or necessary to be done or executed upon or in respect of the demised premises or any part thereof by the lessee tenant or occupier and in particular but without prejudice to the generality of this clause to comply with all obligations imposed on the owner lessee tenant or occupier under or by virtue of the Offices Shops and Railway


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          Premises Act 1963 the Factories Act 1961 and the Town and Country
          Planning Acts 1962/71 and to obtain all necessary planning and other permissions for the proposed use of the demised premises hereby authorised and any other use from time to time authorised by the Landlords before commencing such use and at all times to keep the Landlords indemnified against all claims demands and liability in respect thereof and to pay all costs charges and expenses incurred by the Landlords in abating a nuisance or for remedying any other matter in connection with the demised premises in obedience to a Notice served by a Local Authority

    (xvi) Not to assign underlet or part with the possession of any lesser part of the demised premises than two whole floors thereof

(xvii)(a) Not to assign underlet or part with or share the possession of the whole of the demised premises or two whole floors thereof without the licence in writing of the Landlords which shall not be unreasonably withheld or delayed PROVIDED THAT the Landlords may as a condition of giving their licence as aforesaid for an assignment or underletting of the whole aforementioned premises require the Tenant to procure the intended assignee or underlessee to execute and deliver to the


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          Landlords a deed to be prepared at the cost of the Tenant containing a covenant by the intended assignee or underlessee directly with the Landlords to perform and observe during the term assigned or granted to the assignee or underlessee the covenants (including this present covenant) by the Tenant and conditions contained in this Lease (and in the case of an assignment to pay the rents hereby reserved) in the same manner as if such covenants and conditions were repeated in extenso in such deed with the substitution of the name of the intended assignee or underlessee for the name of the Tenant and with such other alterations as the deaths of parties or as other circumstances shall render necessary PROVIDED ALSO that in respect of an assignment of the whole of the demised premises when

          (a)  the said Licence (if required) has been obtained

          (b) the said Deed of Covenant has been delivered to the Landlords or their solicitors and

          (c) the relevant assignment has been completed the Tenant (meaning the party who made such assignment) and (in respect of the first of such assignments) the Sureties shall as



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               from the date of the relevant assignment and without any further act or deed on the part of the Landlords be released from all liability hereunder

          AND PROVIDED FURTHER THAT no more than two underleases of part only of the demised premises shall be permitted in accordance with the provisions of this sub-clause

     (b) Provided further that if such intended assignee as aforesaid shall be a limited liability company then upon the Landlords' demand in that behalf at least two of its directors or two other persons of satisfactory standing shall join in such deed as sureties for such company in order jointly and severally to covenant with the Landlords as sureties that such company will pay the said rents and perform and observe the said covenants and to indemnify and save harmless the Landlords against all loss damages costs and expenses arising by reason of any default by the company and such covenant shall further provide in the usual form that any neglect or forbearance of the Landlords shall not release or exonerate the sureties and shall further provide for the sureties to accept a new lease of the demised premises upon disclaimer of these presents by the Company or on its behalf



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          if so required by the Landlords within three months of such disclaimer such new lease to be for the residue then unexpired of the term hereby granted and at the rents payable and subject to the same Tenant's covenants and to the same provisos and conditions as those in force immediately before such disclaimer and to be granted at the cost of the sureties in exchange for a counterpart duly executed by the sureties

     (c) On the grant of any permitted underlease to obtain therein and at all times thereafter to enforce performance and observance of covenants on the part of the underlessee as follows:-

          (i) an absolute covenant not to assign demise underlet or otherwise part with possession of any part of the sub-demised premises (here meaning a portion only and not the whole thereof) or to share occupation of the whole or any part thereof for all or any part of the sub-term

          (ii) a qualified covenant not to assign demise underlet or otherwise part with possession of the whole of the sub-demised premises without the licence in writing of the Landlords (the grant of which shall be



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               subject to the same provisos as hereinbefore set forth in this clause).

         (iii) a covenant that the underlessees will cause to be inserted in every sub-underlease whether immediate or derivative covenants on the part of the relevant sub-underlessee corresponding to the covenants numbered (i) and (ii) above and that the underlessee will at all times thereafter enforce the same

     (d) Notwithstanding anything herein contained the Tenant shall not create or permit the creation of any interest derived out of the term hereby granted howsoever remote or inferior upon the payment of a fine or premium or at a rent less than the full market rent (obtainable without taking a fine or premium) of the demised premises and shall not create or permit the creation of any such derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the underlessee and those that may derive title under such underlessee

  (xviii) Within twenty-one days next after any transfer of assignment or underlease of the demised premises or any part thereof or the assignment of an underlease or after any devolution by Will or otherwise or



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          mortgage affecting the demised premises or any part thereof to produce to the Landlords the deed or instrument affecting the same and to pay to them the fee of Ten Pounds together with Value Added Tax thereon for the registration thereof

    (xix) Upon receipt of any notice order or direction or other communication whatsoever from any competent authority likely to affect the demised premises forthwith to deliver to the Landlords a copy of such notice direction order or other communication

     (xx) To permit the Landlords during the last three months immediately preceding the determination of the term hereby granted to affix and retain without interference upon some suitable part of the demised premises a notice for re-letting the same and to permit persons with written authority from the Landlords or their agents at reasonable times of the day to view the demised premises

    (xxi) To pay all expenses (including solicitors' and surveyors' fees) incurred by the Landlords in or in contemplation of any proceedings in respect of this Lease under Section 146 and 147 of the Law of Property Act 1925 or any re-enactment or modification thereof notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court


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



   (xxii) To permit the Landlords at any time during the term hereby granted to affix and retain without interference upon some suitable part of the demised premises a Notice for the sale of the freehold of the demised premises and to permit persons with written authority from the Landlords or their Agents at reasonable times of the day to view the demised premises

3. THE Landlords hereby covenant with the Tenant that the Tenant paying the rent hereby reserved and performing and observing the several covenants on the Tenants part herein contained shall peaceably hold and enjoy the demised premises during the said term without any interruption by the Landlords or any person rightfully claiming under or in trust for them

4. PROVIDED ALWAYS and it is hereby agreed as follows: -

     (i) If the rent hereby reserved or any part thereof shall at any time be unpaid for twenty-one days after becoming payable (whether formally demanded or not) or if any of the covenants on the Tenant's part herein contained shall not be or if any tenant for the time being shall become bankrupt performed or observed or being a Company shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or if any tenant for the time being shall enter into any arrangement or composition for the benefit


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



          of the tenants creditors or shall suffer any distress or execution to be levied on the tenant's goods then and in any such case it shall be lawful for the Landlords at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of the Landlords in respect of any antecedent breach of the tenants covenants herein contained

     (ii) The provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to any notice under this Lease

5. THE Tenant shall pay the reasonable costs of the Landlords' solicitors in respect of deducing title and the preparation settling and execution of this Lease and the counterpart thereof and also the Landlord's reasonable disbursements incurred in connection therewith

6. THE Sureties in consideration of the demised hereinbefore contained having been made at their request hereby jointly and severally covenant with the Landlords that the Tenant shall pay the rents hereby reserved on the days and in manner aforesaid and shall duly perform and observe all the covenants hereinbefore on the Tenant's part contained and that in case of default in such payment of rent or performance or observance of any of the covenants as


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



aforesaid during the currency of the said term and also thereafter during such period as the Tenant remains in occupation of the demised premises the sureties will pay and make good to the Landlords on demand all loss damages costs and expenses thereby arising or incurred by the Landlords PROVIDED ALWAYS and it is hereby agreed that any neglect or forbearance of the Landlords in endeavouring to obtain payment of the said several rents when the same become payable or to enforce performance or observance of the several stipulations herein on the Tenant's part contained and any time which may be given by the Landlords to the Tenant shall not release or exonerate or in any way affect the liability of the Sureties under this covenant and PROVIDED FURTHER and it is hereby further agreed that in the event of this Lease being disclaimed by the Tenant or on behalf of the Tenant under any statutory or other power the Sureties will take from the Landlords but only if so required by the Landlords by written notice to the Sureties within three months after such disclaimer a grant of another Lease of the demised premises for the residue of the said term unexpired at the date of such disclaimer at the same several rents hereinbefore reserved and subject to the like covenants and provisos as are herein contained and at the expense of the Sureties and on the execution of such further Lease the Sureties shall execute and deliver to the Landlords a counterpart thereof



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


     IN WITNESS whereof the Landlords and the Sureties have set their respective hands and seals and the Tenant has caused its Common Seal to be hereunto affixed the day and year first before written


                                    SCHEDULE

1.         6th March 1936         Party Wall Award
                                  relating to 15 and
                                  16 Newbury Street

2.         30th March 1936        Party Wall Agreement       M.L. Collingridge
                                  re. 15 Newbury             Ltd. (1) H.I.P.
                                  Street                     Hallett (2)

3.         5th June 1936          Party Wall Award
                                  Relating to 13 and
                                  14 Newbury Street

4.         5th June 1936          Duplicate Wall Award
                                  relating to 13 and
                                  14 Newbury Street

5.         12th June 1936         Party Wall Agreement       H.I.P. Hallett (1)
                                  re. 13 and 14              H.W. Wagstaff (2)
                                  Newbury Street

6.         30th August 1937       Agreement as to            Ellerman Property
                                  Light and Air - 15         Trust (1) H.I.P.
                                  and 16 Newbury             Hallett (2)
                                  Street



SIGNED SEALED AND DELIVERED by       )             /s/ Andrew Sturgis
the said ANDREW STURGIS in the       )
presence of :-                       )
             /s/ [ILLEGIBLE]
                 1 Bedford Row
                 London WC1
                 Solicitor

SIGNED SEALED AND DELIVERED by       )             /s/ Antoinette I. Harland
the said ANTOINETTE IMBERT           )
HARLAND in the presence of :-        )
             /s/ D. Sharp
                 121 Putnoe Lane
                 Bedford
                 Housewife


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